Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 19, 2005, which appears on page F-1 of the annual report on Form 10-K of Elite Pharmaceuticals, Inc. for the year ended March 31, 2005.


                                    /s/ Miller Ellin & Company, LLP
                                    -------------------------------
                                    Miller Ellin & Company, LLP


New York, NY
March 1, 2006